Millstream II Acquisition Corporation
August 14, 2006
Exhibit 99.2

Confidential and Proprietary
Forward-looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about
Millstream II, Sprinturf and their combined business after completion of the proposed merger.  Forward-looking statements are statements that are not historical facts.  Such forward-looking statements, based upon the current beliefs and expectations of Millstream II’s and
Sprinturf’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements:  the ability to obtain Millstream II stockholders’ approval on the merger agreement and the transactions contemplated thereby; the number and percentage of Millstream II stockholders voting against the merger; changing interpretations of generally accepted accounting principles; general economic and business conditions in the U.S.; the seasonality of Sprinturf’s business; changes in market acceptance of synthetic turf as a viable alternative to natural turf; fluctuations in customer demand; management of rapid growth; intensity of competition; as well as other relevant risks detailed in Millstream II’s filing with the Securities and Exchange Commission, including its annual report on Form 10-KSB for the period ended December 31, 2005.  The information set forth herein should be read in light of such risks.  Neither Millstream II nor
Sprinturf assumes any obligation to update the information contained in this presentation.
Additional Information
Millstream II stockholders are urged to read the proxy statement regarding the proposed transaction when it becomes available because it will contain important information.  Copies of filings by Millstream II, which will contain information about Millstream II and Sprinturf, will be available without charge, when filed, at the Securities and Exchange Commission's website at www.sec.gov.
and when filed, will also be available free of charge, from Millstream II by directing a request to Millstream II Acquisition
Corporation, Attn: Arthur Spector, 435 Devon Park Drive, Building 400, Wayne, PA 19087.

Confidential and Proprietary
I.
Executive Summary
II.
Industry Overview
III.
Products
IV.
Business Strategy
V.
Financial Summary
VI.
Transaction Summary
VII.
Investment Summary
Table of Contents

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Romney Stadium, Utah State University, Logan, Utah

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EXECUTIVE
SUMMARY

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➢
Specialty Surfaces International, Inc. d/b/a Sprinturf (“Sprinturf”), Wayne, PA, is a
developer, marketer and installer of synthetic turf for athletic fields and commercial and residential landscaping applications
➢
Sprinturf has a patent for an essentially all-rubber infill synthetic turf system playing surface similar to that of a natural grass field in pristine condition
▪
Recently acquired patent for base, shock pad and drainage system, which eliminates need for stone aggregates in base, expected to reduce installation costs and improve safety
➢
Sprinturf operates in the fast growing synthetic turf industry  *
▪
27% per annum installation growth from 2001 – 2005
▪
20% per annum installation growth forecast over next four years
➢
Established in 1999, Sprinturf has a history of growth
▪
Increased sales at a compounded annual growth rate (“CAGR”) of 30% from $13.2 million in 2002 to $29.1 million in 2005
▪
Received orders to sell and install over 7.0 million square feet of synthetic turf for the six months ended June 30, 2006, up from approximately 4.8 million square feet in the comparable period in 2005
Investment Highlights
* Market data per Applied Market Information, Ltd. (“AMI”), November 2005

Confidential and Proprietary
➢
Sprinturf’s management believes the Company is recognized in the synthetic turf industry as a high quality supplier of all-rubber synthetic turf systems
➢
Sprinturf collaborates with external engineers and turf suppliers to produce and develop its synthetic turf system, UltrabladeTM, which includes:
▪
Proprietary installation process, with a full field drainage system
▪
Stabilon™ turf backing to provide dimensional stability and bind the “grass” fibers
▪
Synthetic fibrillated or monofilament “grass” fibers
▪
100% rubber infill
➢
Sprinturf’s customer list includes:
▪
National Football League:  Philadelphia Eagles
▪
Major League Soccer: D.C. United
▪
Colleges: The Ohio State University, Auburn University, the University of Pennsylvania, UCLA
▪
High Schools: Over 150 high schools across the United States
➢
For the 6 months ended June 30, 2006, Sprinturf generated sales of $13.6 million up
48.1% from $9.2 million for the corresponding period in 2005
▪
Sprinturf’s business is very seasonal as approximately half of the Company’s revenues are typically generated in the third quarter
Company Overview
Sprinturf’s synthetic “grass blades”

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INDUSTRY
OVERVIEW

Confidential and Proprietary
Washington-Grizzly Stadium,
University of Montana,
Missoula, Montana
Smith-Willis Stadium
Jackson, Mississippi

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➢
The synthetic turf industry began in the early 1960’s with the advent of
AstroTurf®
▪
Developed by a Monsanto subsidiary, it was first installed at Moses Brown School in
Providence, Rhode Island in 1964
▪
Professional, college and high school football teams were early adopters of AstroTurf®
because of its durability and low maintenance
▪
Drawbacks included extreme field hardness and skin abrasions caused by the turf
➢
The “second generation” and “third generation” synthetic turf was developed in the mid 1970’s and early 1980’s
▪
Synthetic turf with “infill systems” were similar to a shag carpet and were filled with particulate material
▪
All sand infill systems tended to harden over time resulting in extreme field hardness similar to AstroTurf ®
▪
The “grass blades” were more thinly spaced and rubber was added to the infill mix
➢
The “fourth generation” synthetic turf arrived in the 1990’s
▪
Sprinturf’s patent for the essentially all rubber infill system was developed and includes a multi-layered backing that provides the stability required for all-rubber infill systems
▪
Improvements resulted in playing surfaces simulating the look, feel and playability of natural grass
Industry History

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➢
The synthetic turf market is segmented into athletic fields and residential and commercial landscaping
▪
The athletic field segment(1) is approximately 35-40% of the total synthetic turf market
▪
The residential and commercial landscaping market is very fragmented
➢
The global athletic field segment was approximately 185 million sq. ft in 2005and it has grown in excess of 18%(2) per annum since 2001
▪
The global market is estimated to grow at a CAGR in excess of 14% per annum from 2005 through 2009
➢
The Europe, Middle East and Africa (EMEA) market is the largest regional market at approximately 70 million sq. ft in 2005 and has grown approximately 16% per annum from
2001 to 2005
➢
The 2005 North American athletic field segment (Sprinturf’s primary market for synthetic turf)
was approximately 59 million sq. ft. and has grown approximately 27% per annum since 2001
▪
North American athletic field segment is forecast to grow at 20% per annum from 2005 to
2009, to approximately 124 million square feet
Industry Size and Growth
(1)
The athletic field segment is defined as installations for athletic fields greater than 70,000 sq. ft. and excludes golf and tennis installations
(2)
This growth rate includes sports related installations less than 70,000 sq. ft. and includes installations for tennis, but not golf
* Market data from AMI or extrapolated from AMI data. All sq. ft. numbers were converted from sq. meters at a ratio of 10.76 sq. ft./1 sq. meter.
  All Dollar amounts were converted from Euros at $1.25/ €1.00.

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➢
The synthetic turf athletic field market is experiencing rapid growth because of the:
▪
Proliferation of multi-use athletic fields in schools, colleges and local communities
▪
Title IX requirements and the resulting increased in participation in athletics by women
▪
Durability of athletic fields allowing for significantly
increased utilization
▪
Lower annual operating costs and
ongoing maintenance requirements
▪
Favorable environmental aspects such as eliminating
water usage, chemicals and fertilizers
and utilizing recycled tires for the infill
▪
Extension of the playing seasons for all sports,
including using the surface during all weather conditions
Industry Dynamics
St. Louis Cardinals’ Busch Stadium
(Bullpen)

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➢
The synthetic turf market is a highly fragmented market and Sprinturf competes with other sellers and installers of synthetic turf
▪
3 major competitors, including Sprinturf and many small companies
▪
Sprinturf’s management believes Sprinturf has a 10-15% market share for the sale and installation of synthetic turf for athletic fields
➢
Sprinturf’s major competitors include:
▪
Fieldturf-Tarkett - Owned by Tarkett AG, a European flooring company listed on the
Frankfurt Stock Exchange (TAGG.DE)
▪
Sportexe - Privately held company, established in 1989, based in Fonthill, Canada
▪
Others – 5-6 mid-size competitors and over 20 other small competitors that typically install less than 10 fields per year in their regional territory
➢
Most of the marketers and installers of synthetic turf purchase synthetic turf from outside suppliers
▪
Sprinturf and other top competitors in the market work with the suppliers to develop proprietary “grass blades” for their synthetic turf systems
▪
Synthetic turf manufacturers are off-shoots of the carpet industry and are based almost exclusively in Dalton, Georgia
Industry Structure / Competition

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PRODUCTS

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Northview High School
Duluth, Georgia
Auburn University, practice
field, Auburn, Alabama

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➢
Sprinturf’s principal product is a synthetic turf system (turf, backing, infill and installation package) for athletic fields.  Sprinturf believes it is a pioneer in the development of high quality synthetic turf products
➢
Characteristics of Sprinturf’s synthetic turf include
▪
Gmax ratings (measure of hardness) similar to natural grass in pristine condition
▪
Drainage in the turf and the field base to allow playing in all weather conditions
▪
Non-abrasive turf “blades” and infill to reduce scrapes and burns
▪
Durability of turf to allow for maximum utilization over a long period of time
▪
Ultraviolet protection of turf to maintain its natural grass color over time
➢
Sprinturf produces its products based on the specific needs of each customer
▪
Type of fiber
▪
Fiber length, backing and weight
▪
Infill type and pile height
Products

Confidential and Proprietary
➢
Sprinturf has also developed complimentary products for its synthetic turf athletic fields installations:
▪
Sprinturf’s CoolFill™ and CoolSpray™ technology help reduce heat on the playing surface
▪
CoolFill™ reduces the temperature of playing surfaces by up to 30% by using light colored granulated rubber infill instead of traditional materials
▪
CoolSpray™ has a specially designed sprinkler system installed along the field’s perimeter, which can cool a field without compromising the surface’s footing
Products
Sprinturf’s CoolFill™ -- lighter
colored rubber helps reduce field
temperatures

SPRINTURF

SPRINTURF
Base and Drainage System
2 1/4" Polyethylene Fiber
All Weather Synthetic Track
Turf Ramset
Asphalt Wearing Course
Asphalt Binder Course
Graded Aggregate (Stone)
Compacted Subgrade
Concrete Curb
Corrugated Perforated Plastic Pipe
100% All-Rubber Infill or Sand/Rubber Infill
Inlaid Lines
Fine Aggregate (Stone)
Stabilon Backing
Base Aggregate (Stone)
Geotextile Liner
Perforated Panel Drain w/ Geotextile Wrap

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Products

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Commercial and Residential
Landscaping Products
LawnScapeTM
Synthetic turf for
golf greens and
tee boxes
Synthetic mulch
SafTurfTM

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BUSINESS
STRATEGY

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Sprinturf will seek to:
➢
Strengthen and expand sales personnel and increase marketing exposure
▪
Develop common sales strategy across the Company
▪
Increase geographic reach in Southeast and Midwest regions of the U.S.
▪
Improve relationships with consultants to the customers (i.e. architecture firms)
▪
Improve branding and brand awareness through advertising, sponsorships and other forms of media exposure
➢
Pursue selective acquisitions in a fragmented market
➢
Focus on expanding sales of specialty products to the residential and commercial landscaping markets
▪
Leverage brand awareness from athletic fields
▪
Potential distributor or retail relationships
➢
Expand installation capacity during peak season
➢
Strengthen financial management
▪
Improve focus on gross margin and increase benchmarking based on financial metrics
Arthur Spector, CEO of Millstream II, to continue as CEO of Sprinturf
▪
Over 40 years of experience leading and managing businesses
Business Strategy

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FINANCIAL
SUMMARY

Historical Financial Summary

SPRINTURF®

Summary Income Statement Data (unaudited)

	For the Years Ended December 31,		
	2005 [(1)]	2004	2003
Revenue	$ 29,102,777	$ 25,911,687	$ 18,521,287
Cost of sales	24,605,331	20,526,193	15,709,477
Gross profit	4,497,446	5,385,494	2,811,810
SG&A expense	7,266,144	5,252,168	4,537,342
Operating income (loss)	(2,768,698)	133,326	(1,725,532)
Total other income (expense)	(614,089)	(239,357)	355,186
Net (loss)	$ (3,382,787)	$ (106,031)	$ (1,370,346)

(1) Includes nine fields the Company sold below cost in the second half of 2005 as part of its marketing and brand awareness program.

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SPRINTURF®

	As of December 31,	
	2005	2004
ASSETS		
Total current assets	$ 6,443,327	$ 4,913,725
Property & equipment, net	552,953	518,484
Total other assets	118,294	114,230
Total assets	$ 7,114,574	$ 5,546,439
LIABILITIES AND SHAREHOLDERS' DEFICIT		
Total current liabilities	11,335,257	6,589,906
Accrued warranty, net of current portion	524,339	312,061
Long-term debt, net of current portion	131,749	138,456
Total liabilities	11,991,345	7,040,423
Total shareholders' deficit	(4,876,771)	(1,493,984)
Total liabilities and shareholders' deficit	$ 7,114,574	$ 5,546,439

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Historical Financial
Summary
Summary Balance Sheet Data (unaudited)

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THE TRANSACTION

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Merger Consideration
➢
Sprinturf will merge into a newly created Millstream subsidiary
➢
Millstream will issue to Sprinturf’s sole shareholder
▪
4,166,667 common shares in Millstream (42.7% of common stock outstanding immediately after the closing assuming none of Millstream’s stockholders exercise their conversion rights)
▪
$10,000,000 in cash
▪
If the value of the common shares is below $25,000,000 ($6.00 per share), at the next business day after the closing of the merger then Millstream will pay an amount in cash equal to the difference between $25,000,000 and the market value of the shares; capped at $2,000,000
▪
A cash earn-out equal to 2% of the increase in net sales for the calendar years 2007, 2008 and 2009 over the net sales for the immediately preceding year, but not to exceed $600,000 per year

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INVESTMENT
SUMMARY

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Investment Conclusions
➢
Sprinturf operates in the fast growing synthetic turf industry, which is projected to grow
20% per annum over the next four years
➢
Sprinturf has a history of growth, increasing sales at a CAGR of 30% from $13.2 million in 2002 to $29.1 million in 2005
➢
Sprinturf has a patent for an essentially all-rubber infill synthetic turf system, which has a playing surface similar to that of a natural grass field in pristine condition
▪
Recently acquired patent for base, shock pad and drainage system, which eliminates need for stone aggregates in base, expected to reduce installation costs and improve safety
▪
Sprinturf believes these are differentiating products in the market
➢
Sprinturf believes it has a significant presence in the West Coast and Northeast regions of the U.S.; the regions in the country with the highest population densities